UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-03364

MAXIM SERIES FUND, INC.

(Exact name of registrant as specified in charter)

8515 E. Orchard Road, Greenwood Village, Colorado 80111

(Address of principal executive offices)

M.T.G. Graye

President and Chief Executive Officer

Great-West Life & Annuity Insurance Company

8515 E. Orchard Road

Greenwood Village, Colorado 80111

(Name and address of agent for service)

Registrant's telephone number, including area code: (303) 737-3000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008

ITEM 1.      REPORTS TO STOCKHOLDERS

MAXIM SERIES FUND, INC.

Maxim High Yield Bond Portfolio

Annual Report

December 31, 2008

This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of any Portfolio of Maxim Series Fund, Inc. Such offering is made only by the prospectus of Maxim Series Fund, Inc. (“Maxim Series Fund” or the “Fund”), which include details as to offering price and other information.

Maxim High Yield Bond Portfolio

During the 12-month period ending December 31, 2008, the Maxim High Yield Bond Portfolio, returned -32.37% net of fees, underperforming the fund's benchmark, the Citigroup High Yield Market Index, which returned -25.85% during the period.

By any measure 2008 was the worst year for the modern high yield market. The year began under the cloud of rising expectations of a recession which ultimately was officially recognized as having begun in November 2007. Many investors reduced or eliminated their high yield bond exposure in anticipation of highly leveraged companies reduced ability to service their debt in an economic contraction. This concern resulted in significant outflows from high yield bond mutual funds. With few buyers and reduced capital commitments from Wall Street firms, that were dealing with major liquidity issues of their own, prices on high yield bonds were at times in a virtual free fall. After beginning the year at an average dollar price of $92.61 the Index ended the period at $61.26.

The recession had an impact on credit fundamentals and ultimately the level of defaults. During the period credit fundamentals deteriorated as liquidity (EBITDA/Int Coverage) declined while leverage (Debt/EBITDA) increased. Both measures, however, remained at better than historical average levels. Nonetheless, defaults increased as reduced liquidity in the asset class forced many companies to seek bankruptcy protection.

The Portfolio’s performance suffered from the credit market’s broad based sell-off as well as strategies specific to the portfolio. The Portfolio was positioned at the beginning of the period to take advantage of an economic backdrop that we believed would flirt with but avoid a statistical recession. The Portfolio was overweight lower rated issues and select economically sensitive industries due to valuations that we believed were priced to a severe economic contraction. As the period unfolded and economic activity continued to contract valuations of the lower rated high yield issues and the economic sensitive industries widened disproportionally to the general market. The Portfolio’s allocation to CCC rated securities was overweight the benchmark by approximately 9%. Given that CCC rated issues, in general, returned -44.35% in 2008, the strategy was the major strategic positioning decision which contributed to underperformance. Specific industry bets had mixed results. While overweights to Capital Goods, which returned -19.29%, aided relative performance, an underweight to Utilities and an overweight to Building Materials, which returned -16.24 and -39.43% respectively, detracted from returns. Issue selection had mixed results, though a large majority of the top 10 overweights and the top 10 underweights outperformed the broader market. As the year developed the strategies in place at its beginning remained in place throughout the period. Western asset is committed to a relative value approach to the credit markets grounded in exhaustive fundamental credit analysis. This approach is the cornerstone of Western’s investment decision process and is followed regardless of market conditions. This process is designed to identify market opportunities and position accordingly. While our strategies have generated poor relative performance over the past 12 months, we feel current positioning, which remains relatively similar to at the start of 2008, provides the best opportunity for outperformance going forward.

Western Asset continues to believe that current valuations offer investors very attractive risk adjusted returns, and that patient investors will be rewarded with double digit returns 2009.  We are encouraged by signs that the credit markets are thawing and that access to capital is increasing, which is vital for the balance sheet of all corporate borrowers.  Most notably, the new issue calendar has picked up in volume, and almost all deals have been well over-subscribed and trading well in the secondary market.  For example, El Paso Corp recently brought a $500mm deal that priced on the tight end and was the issuer’s first sub 10% offering since August 2008, yet the deal traded up 2.5 points in the secondary market.  In addition to the improving technical picture, investors remain optimistic due to the expectations of significant government support including details on the TALF, the $800B stimulus plan, and the bank bailout plan.  While the strong technical picture supports our optimistic view, we are cognizant that the fundamental picture remains challenging and that financial metrics will most likely deteriorate further.  The challenging fundamental picture has had a significant effect on the default rate and we expect to see both traditional defaults and impaired bond exchanges remaining elevated for the next 12 to 24 months.    But at the end of the day, total return is a function of valuations, and it’s hard to argue against current valuations afforded to patient investors.  As of February 1, 2009, the high yield market yielded 18.2% or +1,626 basis points over treasuries.  Both metrics remain close to the all time highs and would only be justified if defaults rates were to be significantly higher than ever previously experienced.  Given the elevated yields and spreads, the market should be able to absorb both rising defaults and depressed recoveries while still generating strong overall returns.

Positioning within our portfolio as judged by ratings is more aggressive as we continue to see substantial yield advantages in the lower rated securities.  As of February 1, 2009 double B securities yielded 13.2%, single B securities yielded 16.2% and CCC's yielded 32.2%.  We continue to exploit the yield pickup anomaly by overweighting CCC's and underweighting BB's.  Our rating positioning hurt performance in both 2008 and in January of 2009, yet we remain confident that ultimately this strategy will prevail.  As the market begins its healing process, its normal for higher rated tranches to recover first and in fact that is what we saw in January 2009.  As the market continues to improve over time and as investor’s aversion to risk declines we are looking for the lower rated tranches to significantly outperform.

While our ratings profile tends to be on the more aggressive side our industry positioning is, in general, defensive and provides a bit of a hedge in the portfolios.  Electric Utilities remains our single largest relative sector bet as it affords us a great opportunity to buy a historically defensive sector at very attractive valuations.  We also remain overweight to other defensive sectors including Aerospace/Defense, Wireless, and Media-Cable.  Our key underweights have not changed recently as we continue to be nervous about the cyclical and consumer dominated industries.  For this reason we remain underweight in the Retail, Media Non-Cable, and Technology sectors.  Within the auto space we remain overweight in aggregate exposure yet defensive within our position within the capital structures.  Therefore we remain underweight the OEM's and suppliers yet overweight the auto finance companies.  Finally, we are intrigued by opportunities with both the fallen angel space and commodity sensitive sectors and will look to add exposure as the investment opportunity warrants.

CITIGROUP
MAXIM HIGH	HIGH YIELD
YIELD BOND	MARKET

	BALANCE	BALANCE

	10,000.00	10,000.00
2003	10,890.00	11,273.00
2004	11,909.30	12,489.36
2005	12,220.14	12,749.14
2006	13,456.81	14,263.91
2007	13,482.38	14,524.54
2008	9,118.14	10,770.50

Maxim High Yield Portfolio

Total Return –

One Year:	-32.37%
Five Years:	-3.49%
Since inception:	-1.62%%

Portfolio Inception: 5/21/2003

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Maxim High Yield Portfolio, made at its inception, with the performance of the Citigroup High Yield Market Index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance does not include any fees or expenses of variable insurance products, if applicable. If such fees or expenses were included, returns would be lower.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Maxim Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Maxim High Yield Bond Portfolio, one of the portfolios constituting the Maxim Series Fund, Inc. (the “Fund”) as of December 31, 2008, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Maxim High Yield Bond Portfolio of the Maxim Series Fund, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Denver, Colorado

February 26, 2009

MAXIM SERIES FUND, INC.

Maxim High Yield Bond Portfolio

MAXIM SERIES FUND, INC.

MAXIM HIGH YIELD BOND PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2008

ASSETS:
Investments in securities, market value (including $2,973,053 of securities on loan) (1)	$62,131,801
Cash	3,271,963
Interest receivable	2,201,075
Subscriptions receivable	106,090
Receivable for investments sold	30,684

Total assets	67,741,613

LIABILITIES:
Due to investment adviser	61,064
Payable upon return of securities loaned	3,003,785
Redemptions payable	211,502
Payable for investments purchased	7,520

Total liabilities	3,283,871

NET ASSETS	$64,457,742

NET ASSETS REPRESENTED BY:
Capital stock, $.10 par value	$1,162,306
Additional paid-in capital	112,894,219
Net unrealized depreciation on investments	(38,019,322)
Accumulated net realized loss on investments	(11,579,461)

NET ASSETS	$64,457,742

NET ASSET VALUE PER OUTSTANDING SHARE (Offering and Redemption Price)	$5.55

SHARES OF CAPITAL STOCK:
Authorized	150,000,000
Outstanding	11,623,062

(1) Cost of investments in securities:	$100,151,123

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM HIGH YIELD BOND PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2008

INVESTMENT INCOME:
Interest	$12,039,131
Dividends	96,561
Income from securities lending	107,960

Total income	12,243,652

EXPENSES:
Management fees	1,262,640

NET INVESTMENT INCOME	10,981,012

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments	(10,798,751)
Change in net unrealized depreciation on investments	(28,619,194)

Net realized and unrealized loss on investments	(39,417,945)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(28,436,933)

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM HIGH YIELD BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2008 AND 2007

	2008	2007

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$10,981,012	$12,783,595
Net realized gain (loss) on investments	(10,798,751)	217,948
Change in net unrealized depreciation on investments	(28,619,194)	(12,783,794)

Net increase (decrease) in net assets resulting from operations	(28,436,933)	217,749

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(11,174,676)	(12,635,482)
From net realized gains		(583,666)

Total distributions	(11,174,676)	(13,219,148)

SHARE TRANSACTIONS:
Net proceeds from sales of shares	57,677,887	81,370,533
Reinvestment of distributions	11,174,676	13,219,148
Redemptions of shares	(139,175,408)	(69,480,875)

Net increase (decrease) in net assets resulting from share transactions	(70,322,845)	25,108,806

Total increase (decrease) in net assets	(109,934,454)	12,107,407

NET ASSETS:
Beginning of period	174,392,196	162,284,789

End of period (1)	$64,457,742	$174,392,196

OTHER INFORMATION:

SHARES:
Sold	7,048,726	7,913,318
Issued in reinvestment of distributions	1,627,376	1,336,384
Redeemed	(15,235,780)	(6,759,536)

Net increase (decrease)	(6,559,678)	2,490,166

(1) Including undistributed net investment income		$148,113

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM HIGH YIELD BOND PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock of the portfolio for the period indicated is as follows:

	Year Ended December 31,

	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$9.59	$10.34	$10.05	$10.56	$10.54

Income from Investment Operations

Net investment income	1.11	0.76	0.70	0.66	0.71
Net realized and unrealized gain (loss)	(4.03)	(0.72)	0.29	(0.39)	0.24

Total Income (Loss) From
Investment Operations	(2.92)	0.04	0.99	0.27	0.95

Less Distributions

From net investment income	(1.12)	(0.75)	(0.70)	(0.66)	(0.71)
From net realized gains		(0.04)		(0.12)	(0.22)

Total Distributions	(1.12)	(0.79)	(0.70)	(0.78)	(0.93)

Net Asset Value, End of Period	$5.55	$9.59	$10.34	$10.05	$10.56

Total Return ±	(32.37%)	0.19%	10.12%	2.61%	9.36%

Net Assets, End of Period ($000)	$64,458	$174,392	$162,285	$130,175	$118,015

Ratio of Expenses to Average Net Assets	1.10%	1.10%	1.10%	1.10%	1.10%

Ratio of Net Investment Income to Average Net Assets	9.59%	7.50%	6.86%	6.50%	6.10%

Portfolio Turnover Rate	83.22%	73.83%	80.70%	50.80%	179.98%

±	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.

See notes to financial statements.

MAXIM SERIES FUND, INC.

MAXIM HIGH YIELD BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. The Fund presently consists of thirty-three portfolios. Interests in the Maxim High Yield Bond Portfolio (the Portfolio) are included herein and are represented by a separate class of beneficial interest of the Fund. The investment objective of the Portfolio is to seek to obtain high current income with capital appreciation as a secondary objective when consistent with the primary objective. The Portfolio is diversified as defined in the 1940 Act. The Portfolio is available as an investment option for certain variable annuity contracts and variable life policies issued by Great-West Life & Annuity Insurance Company (GWL&A), First Great-West Life & Annuity Insurance Company and New England Financial, and certain qualified retirement plans for which GWL&A, First Great-West Life & Annuity Insurance Company and New England Financial provide administrative services and for the Maxim Profile Portfolios.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies of the Fund.

Security Valuation

The value of assets in the Portfolio is determined as of the close of trading on each valuation date.

Short-term securities with a maturity of 60 days or less are valued on the basis of amortized cost, which approximates fair value.

For securities that are traded on an exchange, the last sale price as of the close of business of the principal exchange will be used. If the closing price is not available, the current bid will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.

Foreign securities are valued at the closing price on the security’s primary exchange. If the closing price is not available, the current bid will be used. Foreign exchange rates are determined by utilizing the New York closing rates.

Independent pricing services are utilized when possible and approved by the Board of Directors. In some instances valuations from independent pricing services are not available or do not reflect significant events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. Developments that might be considered significant events to trigger fair value pricing could be natural disasters, government actions or significant fluctuations in domestic or foreign markets.

For foreign equity securities, factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of the U.S. securities market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange-traded funds.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the board believes reflects fair value. This policy is intended to assure that the Portfolio’s net asset value fairly reflects security values at the time of pricing.

On January 1, 2008, the Portfolio adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements.

The valuation hierarchy is based upon the transparency of inputs to the valuation of the Portfolio’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 – Valuations based on inputs that are unobservable and significant to the fair value measurement.

As of December 31, 2008, the inputs used to value the Portfolio’s investments were as follows:

Description	Level 1		Level 2	Level 3	Total

Assets
Bonds	$		$55,897,308	$2,608,422	$58,505,730
Preferred stock			568,068	54,000	622,068
Short-term investments		3,004,003			3,004,003

Total		$3,004,003	$56,465,376	$2,662,422	$62,131,801

         The following is a reconciliation of change in Level 3 assets during the year ended December 31, 2008:

Description	Bonds	Preferred Stocks	Total

Beginning Balance, January 1, 2008	$5,818,147	$—	$5,818,147
Total gain (or losses) (realized/unrealized)	(2,533,545)	39,530	(2,494,015)
Purchases, sales and corporate actions	(1,345,121)	14,470	(1,330,651)
Transfers into (out of) Level 3	668,941		668,941

Ending Balance, December 31, 2008	$2,608,422	$54,000	$2,662,422

Restricted Securities

The Portfolio may own certain investment securities which are restricted as to resale under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions, and the issuer’s financial performance. Aggregate cost, fair value and percent of net assets of these restricted securities held at December 31, 2008 were $23,044,270, $13,413,967 and 20.81%, respectively.

Foreign Currency Translations

The accounting records of the Portfolio are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Dividends

Dividends from net investment income of the Portfolio are declared and paid semi-annually. Income dividends are reinvested in additional shares at net asset value. Dividends from capital gains of the Portfolio, if any, are declared and reinvested at least annually in additional shares at net asset value.

Security Transactions

Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of investments sold is determined on a specific lot selection.

Dividend income for the Portfolio is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.

Federal Income Taxes

For federal income tax purposes, the Portfolio currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its investment company taxable net income, including realized gain not offset by capital loss carryforwards, if any, to its shareholders. Management has concluded that the Portfolio has taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of FIN 48. Accordingly, no provision for federal income or excise taxes has been made. The Portfolio files income tax returns in the U.S. federal jurisdiction and Colorado jurisdictions. No federal income tax returns are currently under examination. The statute of limitations on the Portfolio’s federal tax return filings remains open for the years ended December 31, 2005 through December 31, 2008.

Classification of Distributions to Shareholders

The character of distributions made during the year from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America.

Application of Recent Accounting Pronouncements

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities - an amendment of FASB Statement No. 133” (“FAS 161”) FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Furthermore, in September 2008, FASB Staff Position No. 133-1 and FASB Interpretation No. 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (the “FSP”) was issued and is effective for fiscal years and interim periods ending after November 15, 2008. The FSP clarifies the effective date of FAS 161, whereby disclosures required by FAS 161 are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. At this time, the Portfolio is evaluating the impact, if any, of FAS 161 on financial statements and related disclosures.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment advisory agreement with GW Capital Management, LLC, doing business as Maxim Capital Management, LLC, a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A). As compensation for its services to the Fund, the investment adviser receives monthly compensation at the annual rate of 1.10% of the average daily net assets of the Portfolio. The management fee encompasses fund operation expenses.

GWFS Equities, Inc., a wholly-owned subsidiary of GWL&A, is the principal underwriter to distribute and market the Portfolio. FASCore, LLC, a wholly-owned subsidiary of GWL&A, performs transfer agent servicing functions for the Portfolio.

As of December 31, 2008, there were thirty-three Portfolios of the Fund for which the Directors served as Directors. The total compensation paid to the independent directors with respect to all portfolios for which they serve as Directors was $180,900 for the year ended December 31, 2008. Certain officers of the Fund are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of the Fund receives any compensation directly from the Fund.

3.	PURCHASES AND SALES OF INVESTMENT SECURITIES

For the year ended December 31, 2008, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $90,066,999 and $158,143,849, respectively. For the same period, there were no purchases or sales of long-term U.S. Government securities.

4.	UNREALIZED APPRECIATION (DEPRECIATION)

At December 31, 2008, the U.S. Federal income tax cost basis was $101,102,728. The Portfolio had gross appreciation of securities in which there was an excess of value over tax cost of $795,567 and gross depreciation of securities in which there was an excess of tax cost over value of $39,766,494 resulting in net depreciation of $38,970,927.

5.	SECURITIES LOANED

The Portfolio has entered into a securities lending agreement with its custodian. Under the terms of the agreement the Portfolio receives annual income, recorded monthly, after deductions of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Portfolio against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. Cash collateral is used primarily to invest in securities approved by the Board of Directors. On the Statement of Assets and Liabilities the security purchased with cash collateral is included in “Investments in securities”, and remaining collateral is included in “Cash”, while the corresponding liability appears as “Payable upon return of securities loaned.” As of December 31, 2008 the Portfolio had securities on loan valued at $2,973,053 and received collateral of $3,003,785 for such loan of which $3,004,003 was invested in a money market instrument. The Portfolio also continues to receive interest or dividends on the securities loaned. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

6.	DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended December 31, 2008 and 2007 were as follows:

	2008	2007

Distributions paid from:
Ordinary income	$11,174,676	$12,760,448
Long-term capital gain	0	458,700

	$11,174,676	$13,219,148

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income		$0
Undistributed capital gains		0

Net accumulated earnings		0

Net unrealized depreciation on investments		(38,970,927)
Capital loss carryforwards		(9,825,806)
Post-October losses		(802,050)

Tax composition of capital		$(49,598,783)

Investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income and or realized gains may differ from their ultimate characterization for federal income tax purposes. For the year ended December 31, 2008 the Portfolio reclassified permanent book and tax differences of $45,551 from paid-in capital to overdistributed net investment income These adjustments have no impact on net assets or the results of operations. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolio.

At December 31, 2008, the Portfolio had available for federal income tax purposes unused capital loss carryforwards of $9,825,806 which expire in the year 2016.

The Portfolio had current year post-October losses of $802,050.

MAXIM SERIES FUND, INC.

MAXIM HIGH YIELD BOND PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2008

BONDS

Par Value ($)		Value ($)

AEROSPACE & DEFENSE — 1.83%
300,000	BE Aerospace Inc Senior Notes 8.500% July 1, 2018	270,000
280,000	DRS Technologies Inc Senior Notes 6.625% February 1, 2016	280,000
300,000	DRS Technologies Inc Notes 7.625% February 1, 2018	300,000
105,000	L-3 Communications Corp Senior Subordinated Notes 5.875% January 15, 2015	94,500
80,000	L-3 Communications Corp Senior Subordinated Notes 6.375% October 15, 2015	74,800
170,982	Sequa Corp * Senior Notes 13.500% December 1, 2015	54,714
160,000	Sequa Corp * Senior Notes 11.750% December 1, 2015	60,800
		$1,134,814

AIRLINES — 2.22%
420,000	Continental Airlines Inc Pass Thru Certificates 7.339% April 19, 2014	210,000
580,000	DAE Aviation Holdings Inc * Senior Notes 11.250% August 1, 2015	237,800
363,026	Delta Air Lines Inc Pass Thru Certificates 8.954% August 10, 2014	206,924
320,000	Delta Air Lines Inc Pass Thru Certificates 7.711% September 18, 2011	211,200
215,386	Delta Air Lines Inc Pass Thru Certificates 6.619% March 18, 2011	187,386
334,946	United Air Lines Inc † ~ ‡ Pass Thru Certificates 8.030% July 1, 2011	328,247
		$1,381,557

AUTO PARTS & EQUIPMENT — 1.28%
730,403	Allison Transmission Inc § Corporate Term Loan 5.651% August 7, 2014	416,330
50,000	Allison Transmission Inc * Unsecured Notes 11.250% November 1, 2015	19,750
10,000	Allison Transmission Inc * Senior Notes 11.000% November 1, 2015	4,900
210,000	Keystone Automotive Operations Inc ‡ Senior Subordinated Notes 9.750% November 1, 2013	79,800
567,000	Visteon Corp * Unsecured Notes 12.250% December 31, 2016	136,080
453,000	Visteon Corp Senior Notes 8.250% August 1, 2010	140,430
		$797,290

AUTOMOBILES — 0.77%
145,000	Asbury Automotive Group Inc Senior Subordinated Notes 7.625% March 15, 2017	67,425
1,415,000	General Motors Corp Senior Unsecured Notes 8.375% July 15, 2033	229,938
850,000	General Motors Corp ‡ Notes 7.200% January 15, 2011	178,500
		$475,863

BANKS — 0.13%
80,000	Wells Fargo Capital XV § Bonds 9.750% Perpetual	80,800
		$80,800

BROADCAST/MEDIA — 3.27%
907,000	CCH I LLC Notes 11.000% October 1, 2015	156,525
342,000	CCH II LLC ‡ Notes 10.250% October 1, 2013	123,120
210,000	Charter Communications Holdings LLC Notes 11.750% May 15, 2011	25,200
235,000	Charter Communications Holdings LLC Notes 12.125% January 15, 2012	5,288
965,000	Charter Communications Operating LLC * Senior Notes 10.875% September 15, 2014	772,000
505,000	CMP Susquehanna Corp Senior Subordinated Notes 9.875% May 15, 2014	20,200

220,000	CSC Holdings Inc Senior Notes 6.750% April 15, 2012	201,300
240,000	CSC Holdings Inc * Senior Notes 8.500% June 15, 2015	211,200
230,000	CSC Holdings Inc Senior Notes 8.125% July 15, 2009	228,850
150,000	EchoStar DBS Corp Unsecured Notes 7.750% May 31, 2015	127,500
190,000	EchoStar DBS Corp Company Guaranteed Notes 6.625% October 1, 2014	158,650
		$2,029,833

BUILDING MATERIALS — 1.38%
215,000	AMH Holdings Inc ‡ ** Step Bond 0% - 11.250% 27.090% March 1, 2014	119,325
685,000	Associated Materials Inc ‡ Company Guaranteed Notes 9.750% April 15, 2012	539,438
920,000	NTK Holdings Inc ** Step Bond 0% - 10.750% 18.980% March 1, 2014	197,800
		$856,563

CHEMICALS — 1.04%
705,000	Georgia Gulf Corp Notes 10.750% October 15, 2016	169,200
70,000	Huntsman International LLC Notes 7.875% November 15, 2014	37,450
450,000	Methanex Corp Senior Unsecured Notes 8.750% August 15, 2012	396,563
765,000	Montell Finance Co BV * Company Guaranteed Notes 8.100% March 15, 2027	15,300
50,000	Westlake Chemical Corp Senior Notes 6.625% January 15, 2016	29,000
		$647,513

COMPUTER HARDWARE & SYSTEMS — 0.19%
250,000	Activant Solutions Inc Senior Subordinated Notes 9.500% May 1, 2016	116,250
		$116,250

COMPUTER SOFTWARE & SERVICES — 0.39%
30,000	Expedia Inc * Senior Notes 8.500% July 1, 2016	22,350

330,000	SunGard Data Systems Inc Company Guaranteed Notes 10.250% August 15, 2015	217,800
		$240,150

CONTAINERS — 1.22%
1,121,615	Berry Plastics Holding Corp § Corporate Term Loan 17.590% June 5, 2014	252,363
260,000	Graphic Packaging International Inc Company Guaranteed Notes 9.500% August 15, 2013	179,400
90,000	Plastipak Holdings Inc * Senior Notes 8.500% December 15, 2015	60,300
200,000	Smurfit Kappa Treasury Funding Ltd Debentures 7.500% November 20, 2025	118,000
230,000	Solo Cup Co Notes 8.500% February 15, 2014	147,200
		$757,263

DISTRIBUTORS — 0.41%
301,000	Ashtead Capital Inc * Notes 9.000% August 15, 2016	155,015
190,000	Ashtead Holdings PLC * Notes 8.625% August 1, 2015	99,750
		$254,765

ELECTRIC COMPANIES — 4.05%
210,000	Edison Mission Energy Senior Unsecured Notes 7.200% May 15, 2019	172,200
450,000	Edison Mission Energy Senior Unsecured Notes 7.625% May 15, 2027	348,750
2,310,000	Energy Future Holdings Corp * Senior Unsecured Notes 11.250% November 1, 2017	1,120,350
90,000	IPALCO Enterprises Inc Senior Secured Notes 8.625% November 14, 2011	84,150
1,580,000	TXU Corp * Senior Unsecured Notes 10.500% November 1, 2016	790,000
		$2,515,450

ELECTRONIC INSTRUMENTS & EQUIPMENT — 0.10%
190,000	NXP BV § Senior Secured Notes 7.503% October 15, 2013	63,175
		$63,175

ELECTRONICS - SEMICONDUCTOR — 0.14%
120,000	Freescale Semiconductor Inc Notes 9.125% December 15, 2014	27,600
60,000	Freescale Semiconductor Inc Senior Notes 8.875% December 15, 2014	26,400
70,000	Sensata Technologies BV Notes 8.000% May 1, 2014	31,500
		$85,500

FINANCIAL SERVICES — 8.35%
280,000	AAC Group Holding Corp * ** Step Bond 0% - 10.250% 23.350% October 1, 2012	184,800
521,000	Ford Motor Credit Co § Notes 7.246% June 15, 2011	343,860
692,500	Ford Motor Credit Co § Senior Unsecured Notes 7.569% January 13, 2012	450,125
1,810,000	Ford Motor Credit Co LLC Notes 12.000% May 15, 2015	1,351,634
865,000	GMAC LLC Senior Unsecured Bonds 8.000% November 1, 2031	512,235
209,833	GMAC LLC Company Guaranteed Notes 7.500% December 31, 2013	146,883
855,000	Hawker Beechcraft Acquisition Co LLC Unsecured Notes 8.875% April 1, 2015	290,700
155,000	Inmarsat Finance PLC ** Step Bond 0% - 10.375% 14.280% November 15, 2012	137,369
460,000	JPMorgan Chase & Co § Junior Subordinated Bonds 7.900% Perpetual	382,642
430,000	Leucadia National Corp Senior Notes 8.125% September 15, 2015	345,075
160,000	Petroplus Finance Ltd * Notes 7.000% May 1, 2017	97,600
100,000	Petroplus Finance Ltd * Notes 6.750% May 1, 2014	63,500
60,000	SLM Corp § Notes 3.765% October 25, 2011	45,982
600,000	SLM Corp § Notes 3.695% July 26, 2010	512,088
214,000	TNK-BP Finance SA * Company Guaranteed Notes 7.875% March 13, 2018	107,000

253,000	TNK-BP Finance SA Company Guaranteed Notes 7.875% March 13, 2018	126,500
170,000	TNK-BP Finance SA * Notes 7.500% July 18, 2016	88,400
		$5,186,393

FOOD & BEVERAGES — 1.21%
300,000	Dole Food Co Inc Unsecured Notes 8.625% May 1, 2009	271,500
165,000	Dole Food Co Inc Unsecured Notes 8.875% March 15, 2011	103,125
545,000	Dole Food Co Inc Company Guaranteed Notes 7.250% June 15, 2010	380,137
		$754,762

FOREIGN BANKS — 0.46%
270,000	TuranAlem Finance BV * Notes 8.250% January 22, 2037	116,100
390,000	TuranAlem Finance BV Notes 8.250% January 22, 2037	167,700
		$283,800

GOLD, METALS & MINING — 3.14%
390,000	Freeport-McMoRan Copper & Gold Inc Senior Notes 8.375% April 1, 2017	319,800
110,000	Metals USA Holdings Corp § Senior Notes 10.729% July 1, 2012	30,800
690,000	Metals USA Inc Notes 11.125% December 1, 2015	407,100
995,000	Noranda Aluminium Holding Corp § Senior Notes 8.345% November 15, 2014	159,200
860,000	Novelis Inc Notes 7.250% February 15, 2015	498,800
865,000	Ryerson Inc * Secured Notes 12.000% November 1, 2015	534,137
		$1,949,837

HEALTH CARE RELATED — 5.89%
620,000	CRC Health Corp Senior Subordinated Notes 10.750% February 1, 2016	373,550
200,000	DaVita Inc Senior Subordinated Notes 7.250% March 15, 2015	190,000

400,000	DaVita Inc Notes 6.625% March 15, 2013	380,000
190,000	HCA Inc Notes 7.690% June 15, 2025	83,600
610,000	HCA Inc Notes 9.625% November 15, 2016	475,800
615,000	HCA Inc Notes 9.250% November 15, 2016	564,262
500,000	IASIS Healthcare Senior Subordinated Notes 8.750% June 15, 2014	387,500
1,695,000	Leiner Health Products Inc † ˜ Senior Subordinated Notes 11.000% June 1, 2012	84,750
130,000	Tenet Healthcare Corp Senior Unsecured Notes 6.500% June 1, 2012	98,800
775,000	Tenet Healthcare Corp Senior Notes 9.875% July 1, 2014	623,875
200,000	Tenet Healthcare Corp Notes 7.375% February 1, 2013	142,500
401,000	US Oncology Holdings Inc § Senior Unsecured Notes 8.334% March 15, 2012	252,630
		$3,657,267

HOMEBUILDING — 0.51%
415,000	K Hovnanian Enterprises Inc Notes 11.500% May 1, 2013	315,400
		$315,400

HOTELS/MOTELS — 1.17%
130,000	Boyd Gaming Corp Notes 7.125% February 1, 2016	76,700
310,000	Caesars Entertainment Inc Senior Subordinated Notes 8.125% May 15, 2011	151,900
185,000	Fontainebleau Las Vegas * Notes 10.750% June 15, 2015	18,038
34,000	Harrah’s Operating Co Inc Notes 10.000% December 15, 2018	12,410
151,000	Harrah’s Operating Co Inc * Notes 10.750% February 1, 2016	43,035
740,000	Inn of the Mountain Gods Senior Notes 12.000% November 15, 2010	244,200

190,000	MGM Mirage * ‡ Notes 13.000% November 15, 2013	180,975
		$727,258

HOUSEHOLD GOODS — 1.92%
55,000	American Greetings Corp Senior Unsecured Notes 7.375% June 1, 2016	36,850
320,000	Interface Inc Senior Notes 10.375% February 1, 2010	316,800
385,000	Norcraft Cos LP Subordinated Notes 9.000% November 1, 2011	327,250
690,000	Norcraft Holdings LP Senior Discount Notes 9.750% September 1, 2012	514,050
		$1,194,950

INDEPENDENT POWER PRODUCER — 4.97%
50,000	AES Corp Senior Unsecured Notes 8.875% February 15, 2011	46,750
1,000,000	AES Corp Senior Unsecured Notes 8.000% October 15, 2017	820,000
700,000	Dynegy Holdings Inc Unsecured Notes 7.750% June 1, 2019	483,000
126,658	Mirant Mid-Atlantic LLC Pass Thru Certificates 10.060% December 30, 2028	116,526
345,000	Mirant North America LLC Company Guaranteed Notes 7.375% December 31, 2013	331,200
1,000,000	NRG Energy Inc Senior Notes 7.375% February 1, 2016	930,000
95,000	NRG Energy Inc Senior Notes 7.375% January 15, 2017	87,400
275,000	Orion Power Holdings Inc Senior Unsecured Notes 12.000% May 1, 2010	275,000
		$3,089,876

INSURANCE RELATED — 1.00%
200,000	American International Group Inc * § Bonds 8.175% May 15, 2058	77,805
375,000	Vanguard Health Holding Co I LLC ** Step Bond 0% - 11.250% 14.510% October 1, 2015	294,375
300,000	Vanguard Health Holding Co II LLC Senior Subordinated Notes 9.000% October 1, 2014	250,500
		$622,680

LEISURE & ENTERTAINMENT — 1.15%
615,000	Indianapolis Downs LLC/Indiana Downs Capital Corp * ‡ Secured Notes 11.000% November 1, 2012	335,175
275,000	Quapaw Downstream Development * Senior Notes 12.000% October 15, 2015	151,250
295,000	Snoqualmie Entertainment Authority * § Senior Notes 6.875% February 1, 2014	171,100
975,000	Station Casinos Inc Senior Subordinated Notes 6.500% February 1, 2014	56,062
		$713,587

MACHINERY — 0.23%
220,000	American Railcar Industries Inc Senior Unsecured Notes 7.500% March 1, 2014	145,200
		$145,200

MEDICAL PRODUCTS — 1.42%
450,000	Advanced Medical Optics Inc Senior Subordinated Notes 7.500% May 1, 2017	229,500
60,000	Biomet Inc Notes 11.625% October 15, 2017	51,300
445,000	Biomet Inc Notes 10.375% October 15, 2017	351,550
160,000	Universal Hospital Services Inc § Notes 8.288% June 1, 2015	97,600
215,000	Universal Hospital Services Inc Notes 8.500% June 1, 2015	152,650
		$882,600

MISCELLANEOUS — 0.18%
15,000	American Achievement Corp * Senior Subordinated Notes 8.250% April 1, 2012	11,550
200,000	Capmark Financial Group Inc Notes 5.875% May 10, 2012	68,198
35,000	Kansas City Southern Railway Co Senior Notes 13.000% December 15, 2013	35,088
		$114,836

OFFICE EQUIPMENT & SUPPLIES — 0.22%
175,000	Interface Inc Notes 9.500% February 1, 2014	140,000
		$140,000

OIL & GAS — 10.87%
330,000	Atlas Pipeline Partners LP * Notes 8.750% June 15, 2018	216,150
890,000	Belden & Blake Corp Notes 8.750% July 15, 2012	609,650
215,000	Chesapeake Energy Corp Company Guaranteed Notes 6.250% January 15, 2018	159,100
165,000	Chesapeake Energy Corp Company Guaranteed Notes 6.500% August 15, 2017	126,225
385,000	Chesapeake Energy Corp Senior Notes 7.250% December 15, 2018	300,300
295,000	Chesapeake Energy Corp Senior Notes 6.375% June 15, 2015	233,050
220,000	Complete Production Services Inc Senior Notes 8.000% December 15, 2016	138,600
637,438	Corral Finans AB * § Secured Bonds 6.253% April 15, 2010	344,217
945,000	El Paso Corp Senior Notes 7.800% August 1, 2031	615,670
335,000	El Paso Corp Senior Unsecured Notes 12.000% December 12, 2013	328,300
155,000	Enterprise Products Operating LLC § Company Guaranteed Bonds 7.034% January 15, 2068	72,850
230,000	Enterprise Products Operating LLC § Company Guaranteed Notes 8.375% August 1, 2066	126,500
400,000	EXCO Resources Inc Notes 7.250% January 15, 2011	312,000
495,000	International Coal Group Inc Notes 10.250% July 15, 2014	371,250
160,000	Key Energy Services Inc Senior Notes 8.375% December 1, 2014	105,600
195,000	Mariner Energy Inc Senior Notes 8.000% May 15, 2017	101,400
180,000	MarkWest Energy Partners LP/MarkWest Energy Finance Corp Senior Notes 8.750% April 15, 2018	111,600
250,000	OPTI Canada Inc Notes 8.250% December 15, 2014	135,000
400,000	Parallel Petroleum Corp Notes 10.250% August 1, 2014	254,000

180,000	Petrohawk Energy Corp Senior Notes 9.125% July 15, 2013	145,800
220,000	Quicksilver Resources Inc Senior Notes 8.250% August 1, 2015	139,700
700,000	SandRidge Energy Inc Corporate Term Loan 8.625% April 1, 2015	367,500
660,000	SemGroup LP * † ~ Senior Notes 8.750% November 15, 2015	23,100
190,000	Southwestern Energy Co * Senior Notes 7.500% February 1, 2018	166,250
500,000	Stallion Oilfield Services Ltd § Corporate Term Loan 11.723% February 1, 2015	200,000
60,000	Targa Resources Partners LP * Senior Notes 8.250% July 1, 2016	37,200
479,837	Turbo Beta Ltd * Corporate Term Loan 0.380% March 15, 2018	381,471
1,005,000	VeraSun Energy Corp Notes 9.375% June 1, 2017	120,600
425,000	W&T Offshore Inc * Senior Notes 8.250% June 15, 2014	229,500
400,000	Whiting Petroleum Corp Company Guaranteed Notes 7.000% February 1, 2014	282,000
		$6,754,583

PAPER & FOREST PRODUCTS — 2.95%
890,000	Abitibi-Consolidated Co of Canada * Senior Secured Notes 13.750% April 1, 2011	569,600
512,000	Abitibi-Consolidated Co of Canada * Notes 15.500% July 15, 2010	148,480
360,000	Appleton Papers Inc Senior Subordinated Notes 9.750% June 15, 2014	210,600
90,000	Appleton Papers Inc Notes 8.125% June 15, 2011	62,100
60,000	NewPage Corp Senior Subordinated Notes 12.000% May 1, 2013	17,100
265,000	NewPage Corp § Notes 9.443% May 1, 2012	101,363
607,041	NewPage Holding Corp § Senior Notes 10.265% November 1, 2013	224,605

290,000	Rock-Tenn Co * Senior Notes 9.250% March 15, 2016	269,700
224,000	Verso Paper Holdings LLC Corporate Term Loan 9.123% February 1, 2013	100,800
420,000	Verso Paper Holdings LLC Notes 11.375% August 1, 2016	126,000
		$1,830,348

PRINTING & PUBLISHING — 0.61%
580,000	Cengage Learning Acquisitions Inc * ** Step Bond 0% - 13.250% 16.920% July 15, 2015	168,200
640,000	Dex Media West Senior Subordinated Notes 9.875% August 15, 2013	152,000
800,000	Idearc Inc Senior Notes 8.000% November 15, 2016	60,000
		$380,200

RAILROADS — 2.14%
840,000	Kansas City Southern de Mexico SA de CV Senior Notes 9.375% May 1, 2012	768,600
225,000	Kansas City Southern de Mexico SA de CV Senior Notes 7.375% June 1, 2014	184,095
400,000	Kansas City Southern de Mexico SA de CV Senior Notes 7.625% December 1, 2013	328,000
50,000	Kansas City Southern Railway Co Bonds 7.500% June 15, 2009	50,125
		$1,330,820

REAL ESTATE — 1.06%
400,000	Ashton Woods USA LLC † ~ Senior Subordinated Notes 9.500% October 1, 2015	80,000
350,000	Forest City Enterprises Inc Senior Notes 7.625% June 1, 2015	122,500
43,487	Realogy Corp Notes 11.000% April 15, 2014	5,001
265,000	Realogy Corp Senior Subordinated Notes 12.375% April 15, 2015	35,775
590,000	Realogy Corp Senior Notes 10.500% April 15, 2014	101,775
60,000	Ventas Inc * Bonds 3.875% November 15, 2011	50,250
345,000	Ventas Realty LP REIT Senior Notes 6.750% April 1, 2017	262,200
		$657,501

RESTAURANTS — 0.89%
600,000	Buffets Inc † ~ Notes 12.500% November 1, 2014	1,125
50,000	Carrols Corp Notes 9.000% January 15, 2013	33,750
365,000	El Pollo Loco Inc Notes 11.750% November 15, 2013	270,100
470,000	Sbarro Inc ‡ Senior Subordinated Notes 10.375% February 1, 2015	246,750
		$551,725

RETAIL — 2.40%
105,000	AutoNation Inc ‡ Company Guaranteed Notes 7.000% April 15, 2014	76,650
505,000	Blockbuster Inc ‡ Senior Subordinated Notes 9.000% September 1, 2012	244,925
670,000	Dollar General Corp Notes 11.875% July 15, 2017	572,850
110,000	Eye Care Centers of America Inc Notes 10.750% February 15, 2015	104,500
85,000	Inergy LP/Inergy Finance Corp Notes 8.250% March 1, 2016	66,300
405,000	Neiman Marcus Group Inc Notes 9.000% October 15, 2015	178,200
420,000	Neiman Marcus Group Inc Senior Debentures 7.125% June 1, 2028	197,400
60,000	Stater Brothers Holdings Inc Notes 7.750% April 15, 2015	50,400
		$1,491,225

SPECIALIZED SERVICES — 7.91%
80,000	Affinion Group Inc Notes 10.125% October 15, 2013	58,400
790,000	Affinion Group Inc Notes 11.500% October 15, 2015	474,988
365,000	CCM Merger Inc * Notes 8.000% August 1, 2013	187,975

140,000	Ceridian Corp * Senior Unsecured Notes 11.500% November 15, 2015	74,375
165,000	Ceridian Corp * Senior Unsecured Notes 12.250% November 15, 2015	81,056
165,000	Compagnie Generale de Geophysique SA Company Guaranteed Notes 7.500% May 15, 2015	102,300
560,000	DI Finance/DynCorp International Inc * Senior Subordinated Notes 9.500% February 15, 2013	489,300
445,000	DI Finance/DynCorp International LLC Senior Subordinated Notes 9.500% February 15, 2013	387,706
725,000	Education Management LLC Company Guaranteed Notes 10.250% June 1, 2016	525,625
150,000	Education Management LLC Company Guaranteed Notes 8.750% June 1, 2014	114,000
360,000	First Data Corp * Company Guaranteed Notes 9.875% September 24, 2015	217,800
260,000	H&E Equipment Services Inc Senior Notes 8.375% July 15, 2016	137,800
1,000,000	Hertz Corp ‡ Senior Subordinated Notes 10.500% January 1, 2016	456,250
593,813	Penhall International Corp § Corporate Term Loan 10.130% March 31, 2012	267,216
700,000	Penhall International Corp * Secured Notes 12.000% August 1, 2014	266,000
75,000	R H Donnelley Corp Senior Discount Notes 8.875% January 15, 2016	11,250
350,000	R H Donnelley Inc * Notes 11.750% May 15, 2015	85,750
240,000	RSC Equipment Rental Inc Senior Notes 9.500% December 1, 2014	132,000
290,000	Service Corp International Senior Unsecured Notes 7.500% April 1, 2027	185,600
195,000	Ticketmaster Entertainment Inc * Senior Notes 10.750% August 1, 2016	105,300
470,000	US Investigations Services Inc * Senior Subordinated Notes 11.750% May 1, 2016	296,100
50,000	US Investigations Services Inc * Senior Notes 10.500% November 1, 2015	36,500
300,000	Visant Holding Corp Senior Notes 8.750% December 1, 2013	222,000
		$4,915,291

TELEPHONE & TELECOMMUNICATIONS — 11.54%
450,000	ALLTELL Communications Inc * Senior Notes 10.375% December 1, 2017	504,000
160,000	Cincinnati Bell Telephone Co LLC Company Guaranteed Notes 6.300% December 1, 2028	100,800
100,000	Frontier Communications Corp Senior Unsecured Notes 7.875% January 15, 2027	58,000
70,000	Frontier Communications Corp Debentures 7.050% October 1, 2046	30,450
1,035,000	Hawaiian Telcom Communications Inc † ~ Senior Subordinated Notes 12.500% May 1, 2015	5,175
1,360,000	Intelsat Corp * Senior Unsecured Notes 9.250% August 15, 2014	1,264,800
395,000	Intelsat Jackson Holding * Notes 11.500% June 15, 2016	343,650
210,000	iPCS Inc § Notes 5.318% May 1, 2013	149,100
285,000	Level 3 Financing Inc Senior Notes 9.250% November 1, 2014	165,300
510,000	Level 3 Financing Inc § Notes 6.845% February 15, 2015	221,850
100,000	Level 3 Financing Inc Notes 12.250% March 15, 2013	60,500
245,000	MetroPCS Wireless Inc Senior Notes 9.250% November 1, 2014	219,275
330,000	Nordic Telephone Co Holdings * Senior Notes 8.875% May 1, 2016	231,000
505,000	NTL Cable PLC Senior Notes 9.125% August 15, 2016	373,700
920,000	Qwest Communications International Inc Company Guaranteed Notes 7.500% February 15, 2014	657,800
380,000	Sprint Capital Corp Notes 8.375% March 15, 2012	304,000
960,000	Sprint Capital Corp Bonds 8.750% March 15, 2032	648,000

440,000	Sprint Capital Corp Bonds 7.625% January 30, 2011	367,400
700,000	Sprint Capital Corp Company Guaranteed Notes 6.875% November 15, 2028	416,500
710,000	True Move Co Ltd * Notes 10.750% December 16, 2013	262,700
295,000	Virgin Media Inc * Unsecured Notes 6.500% November 15, 2016	127,588
275,000	Wind Acquisition Finance SA * Company Guaranteed Notes 10.750% December 1, 2015	236,500
480,000	Windstream Corp Senior Notes 8.625% August 1, 2016	424,800
		$7,172,888

TEXTILES — 0.44%
365,000	Oxford Industries Inc Senior Notes 8.875% June 1, 2011	275,575
		$275,575

TOBACCO — 0.48%
100,000	Alliance One International Inc Company Guaranteed Notes 11.000% May 15, 2012	83,000
200,000	Altria Group Inc Notes 9.700% November 10, 2018	216,166
		$299,166

TRANSPORTATION — 1.40%
225,000	GulfMark Offshore Inc Company Guaranteed Notes 7.750% July 15, 2014	159,750
690,000	Horizon Lines Inc Senior Notes 4.250% August 15, 2012	353,625
465,000	Saint Acquisition Corp * Secured Notes 12.500% May 15, 2017	42,431
200,000	Saint Acquisition Corp * § Secured Notes 9.899% May 15, 2015	16,250
350,000	Teekay Shipping Corp Senior Notes 8.875% July 15, 2011	295,750
		$867,806

UTILITIES — 1.23%
230,000	Dynegy-Roseton/Danskammer LLC Pass Thru Certificates 7.670% November 8, 2016	163,444
100,000	Southern Natural Gas Co Senior Unsecured Notes 8.000% March 1, 2032	83,326
630,000	Suburban Propane Partners LP Notes 6.875% December 15, 2013	516,600
		$763,370

TOTAL BONDS — 94.16% (Cost $95,899,781)		$58,505,730

PREFERRED STOCK

Shares		Value ($)

AGENCY — 0.02%
13,425	Fannie Mae Series S	11,143
		$11,143
FINANCIAL SERVICES — 0.98%
580	Bank of America Corp	377,725
6,400	Citigroup Inc	179,200
216	Preferred Blocker Inc	54,000
		$610,925

TOTAL PREFERRED STOCK — 1.00% (Cost $1,247,339)		$622,068

SECURITIES LENDING COLLATERAL

Par Value ($)		Value ($)

3,004,003	Goldman Sachs & Co Repurchase Agreement 0.040% January 2, 2009	3,004,003

TOTAL SECURITIES LENDING COLLATERAL — 4.84% (Cost $3,004,003)		$3,004,003

TOTAL MAXIM HIGH YIELD BOND PORTFOLIO — 100% (Cost $100,151,123)		$62,131,801

Legend

*	Securities are registered pursuant to Rule 144A and may be deemed restricted for resale.

†	Security in default at December 31, 2008.

~	Security in bankruptcy at December 31, 2008.

‡	A portion or all of the security is on loan at December 31, 2008.

§	Represents the current interest rate for variable rate security.

**	Denotes a step bond: a zero coupon bond that converts to a fixed rate or variable interest rate at a designated future date. Rate disclosed represents effective yield at December 31, 2008.

REIT	Real Estate Investment Trust

For Fund compliance purposes, management determines the Fund’s industry classifications using one or more widely recognized market indexes or ratings group indexes. Industries are shown as a percent of total investments. These industry classifications are unaudited.

See Notes to Financial Statements.

Summary of Investments by Moody's Rating

Maxim High Yield Bond Portfolio
December 31, 2008
Unaudited

		% of Portfolio
Moody's Rating	Value ($)	Investments
AA	80,800	0.14%
A	662,642	1.13%
Baa	1,893,967	3.24%
Ba	9,531,063	16.29%
B	27,038,299	46.22%
C	16,277,464	27.82%
Withdrawn Rating	839,225	1.43%
Not Rated	2,182,270	3.73%
	$58,505,730	100.00%

SHAREHOLDER EXPENSE EXAMPLE
Maxim High Yield Bond Portfolio

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 30, 2008 to December 31, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	(6/30/2008)	(12/31/2008)	(6/30/08-12/31/08)

Actual	$ 1,000.00	$ 694.80	$ 4.69

Hypothetical
(5% return before expenses)	$ 1,000.00	$ 1,019.61	$ 5.58

*Expenses are equal to the Portfolio's annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 184/366 days to reflect the one-half year period.

Performance does not include any fees or expenses of variable insurance products, if applicable. If such fees or expenses were included, returns would be lower.

Fund Directors and Officers

(Unaudited)

Maxim Series Fund is organized under Maryland law, and is governed by the Board of Directors. The Board is responsible for overall management of the Fund’s business affairs. The Directors meet at least four times during the year to, among other things, oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund, and review performance. The following table provides information about each of the Directors and officers of the Fund.

INDEPENDENT DIRECTORS*

Name, address and age	Position(s) Held with Fund	Term of Office (Length of Time Served)	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail Klapper (65)	Director	December 14, 2007 to present	Managing Attorney, Klapper Law Firm; Member, The Colorado Forum	33	Director, Centennial Bank Holdings, LLC
Richard P. Koeppe (77)	Director	April 30, 1987 to present	Retired Educator	33
Sanford Zisman (69)	Director	March 19, 1982 to present	Attorney, Firm of Zisman,& Ingraham, P.C.	33
INTERESTED DIRECTORS AND OFFICERS*
Name, address and age	Position(s) Held with Fund	Term of Office (Length of Time Served)	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Mitchell T.G. Graye (53)	Director, Chairman and President	June 1, 2000 to present (as Director) and June 19, 2008 to present (as Chairman and President)	President and Chief Executive Officer, Great-West Life & Annuity Insurance Company, First Great-West Life & Annuity Insurance Company, and Canada Life Insurance Company of America; President and Chief Executive Officer, U.S. Operations, The Great-West Life Assurance Company, The Canada Life Assurance Company, and The Crown Life Insurance Company; Executive Vice President and Chief Financial Officer, GWL&A Financial Inc.; President, Great-West Life & Annuity Insurance Capital (Nova Scotia) Co., Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II, and GWL Properties, Inc.	33	Director, Great-West Life & Annuity Insurance Capital (Nova Scotia) Co. II

Charles P. Nelson (48)	Director	September 22, 2008 to present	President, Great-West Retirement Services, a unit of Great-West Life & Annuity Insurance Company; Senior Vice President, Retirement Services, First Great-West Life & Annuity Insurance Company; Chairman and President, Advised Assets Group, LLC, EMJAY Corporation, EMJAY Retirement Plan Services, Inc., FASCore, LLC, National Plan Coordinators of Delaware, Inc., and GW Investor Services, LLC; Chairman, President and Chief Executive Officer, BenefitsCorp, Inc., and GWFS Equities, Inc.; Director, GW Capital Management, LLC.	33
Mary C. Maiers (41)	Treasurer	December 4, 2008 to present

Vice President, Investment Operations, Great-West Life & Annuity Insurance Company; Assistant Vice President, Investment Operations, First Great-West Life & Annuity Insurance Company, and Canada Life Insurance Company of America; Treasurer, GW Capital Management, LLC.

Beverly A. Byrne (53)	Secretary	April 10, 1997 to present

Chief Legal Officer, Financial Services and Securities Compliance, GWL&A Financial Inc., Great-West Life & Annuity Insurance Company, First Great-West Life & Annuity Insurance Company, and Canada Life Insurance Company of America; Chief Legal Officer, Financial Services and Securities Compliance, U.S. Operations, The Great-West Life Assurance Company, and The Canada Life Assurance Company; Vice President, Counsel and Associate Secretary, U.S. Operations, Crown Life Insurance Company; Secretary and Chief Compliance Officer, Advised Assets Group, LLC, and GWFS Equities, Inc.; Secretary and Compliance Officer, BenefitsCorp, Inc., EMJAY Corporation, EMJAY Retirement Plan Services, Inc., and GW Investor Services, LLC; Chief Legal Officer and Secretary, FASCore, LLC; Secretary, GW Capital Management, LLC, and Orchard Capital Management, LLC; Vice President, Counsel and Secretary, National Plan Coordinators of Delaware, Inc.

* A Director who is not an “interested person” of the Fund (as defined in the 1940 Act) is referred to as an “Independent Director.” An “Interested Director” refers to a Director or officer who is an “interested person” of the Fund by virtue of their affiliation with either the Fund or MCM.

The Fund pays no salaries or compensation to any of its officers or Directors affiliated with the Fund or Maxim Capital Management, LLC. The chart below sets forth the annual compensation paid to the Independent Directors and certain other information.

Name of Independent Director	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Directors
R.P. Koeppe	$60,300	0	0	$60,300
S. Zisman	$64,000	0	0	$64,000
G. Klapper	$56,600	0	0	$56,600

** As of December 31, 2008, there were 33 funds for which the Directors serve as directors, all of which were Portfolios of Maxim Series Fund. The total compensation paid is comprised of the amount paid during the Fund’s most recently completed fiscal year by the Fund and its affiliated investment companies.

Additional information about Maxim Series Fund and its Directors is available in the Fund’s Statement of Additional Information, which can be obtained free of charge upon request to: Ms. Mary Maiers, 8515 East Orchard Road, Greenwood Village, Colorado 80111; (800) 537-2033, ext. 74743.

Availability of Quarterly Portfolio Schedule.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Availability of Proxy Voting Policies and Procedures.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-537-2033, ext. 74743, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to Portfolio securities during the most recent 12-month period ended December 31 is available without charge, upon request, by calling 1-800-537-2033, ext. 74743, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ITEM 2.	CODE OF ETHICS.

(a)

As of the end of the period covered by this report, the registrant has adopted an Amended and Restated Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c)	During the period covered by this report, there have been no amendments made to the registrant’s Code of Ethics.

(d)	During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.

(f)	A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Mr. Sanford Zisman is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $296,425 for fiscal year 2007 and $315,080 for fiscal year 2008.

(b)

Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $37,500 for fiscal year 2007 and $37,500 for fiscal year 2008. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits.

(c)

Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $128,905 for fiscal year 2007 and $138,345 for fiscal year 2008. The nature of the services comprising the fees disclosed under this category involved tax return preparation, spillover dividend assistance, reconciliation of book capital accounts, and dividend assistance.

(d)

All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)	(1)	Audit Committee’s Pre-Approval Policies and Procedures.

Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to the Fund by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for the Fund if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for the Fund that is responsible for the financial reporting or operations of the Fund was employed by those auditors and participated in any capacity in an audit of the Fund during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.

Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to the Fund by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that the Fund's auditors will not provide the following non-audit services to the Fund: (a) bookkeeping or other services related to the accounting records or financial statements of the Fund; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human

_________________________

1  No pre-approval is required as to non-audit services provided to the Fund if: (a) the aggregate amount of all non-audit services provided to the Fund constitute not more than 5% of the total amount of revenues paid by the Fund to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by the Fund at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.2

Pre-approval with respect to Non-Fund Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of the Fund (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by the Fund's auditors to (a) the Fund's investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to the Fund.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.

Delegation.The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

(e)

(2)  100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the audit committee, and no such services were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides

_________________________

2  With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

3  For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to the Fund, the Fund's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to the Fund; (b) these services were not recognized by the Fund at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4  No pre-approval is required by the Audit Committee as to non-audit services provided to any Fund sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with the Fund's primary investment adviser.

ongoing services to the registrant for fiscal year 2007 equaled $640,700, and for fiscal year 2008 equaled $3,004,438.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Mr. Sanford Zisman, Chairman; Mr. Richard P. Koeppe; and Ms. Gail Klapper comprise the separately designated standing audit committee pursuant to general instructions on Form N-CSR, Item 5.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.           DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.           PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.           PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors as described in general instructions on Form N-CSR, Item10.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)

The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	(1) Code of Ethics required by Item 2 of Form N-CSR is filed herewith.

(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.

       (3) Certification as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAXIM SERIES FUND, INC.

By:	/s/ M.T.G. Graye
M.T.G. Graye
President

Date:	February 26, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ M.T.G. Graye
M.T.G. Graye
President

Date:	February 26, 2009

By:	/s/ M.C. Maiers
M.C. Maiers
Treasurer

Date:	February 26, 2009